Vystar
Investor Presentation

vytex

Created by Nature. Recreated by Science.®



JANUARY 2010

VYSTAR CORPORATION

Created by Nature. Recreated by Science.®



Why Vytex NRL?

Proven Raw Material	Latex Allergy Concerns	Global Environmental Awareness
40,000+ products made with natural rubber latex	3%* general population	Vytex: all natural, renewable resource
$2.6B global market	17% healthcare workers	Increased use petroleum-based synthetics
Superior performance over synthetics	10% condom users	Human carcinogenicity/ toxicity

*Source: American Latex Allergy Association

VYSTAR CORPORATION

Large Global Marketplace ($2.6B)



1.0%
14K
US
SE Asia
Europe
1.6%
22.4K
Mexico
US
Europe
4.2%
59K
US
Europe
6.8%
60K
US
SE Asia
India
12.5%
75K
SE Asia
India
35.8%
504K
SE Asia
India
US
Gloves
Threads
Foams
Other Dip
Carpet
Adhesives
Balloons
Condoms
Shoes
Catheters
Other

Potential: 1.3 million metric tonnes annually (2010)

Source: International Rubber Study Group, 2006

Vytex NRL Technology

Vytex technology uses aluminum hydroxide to remove proteins


a
b
0.5μm
c
1 μm

$Al(OH)_3$ Crystals Generated in Distilled Water

Proteins and lutoids bond to the craggy and reactive surface area of $Al(OH)_3$ crystals

$Al(OH)_3$ and impurities removed during centrifugation

Antunes et al. 2002 Mat Chem Phys 76:243-249

Vytex NRL Technology


Created by Nature. Recreated by Science.
Field latex containing water soluble protein
Solid Al(OH)3
Protein-adsorbed Al(OH)3
Centrifugation
Skim layer
Recovery & Recycling
Protein
Al(OH)3 crystal
Protein-adsorbed Al(OH)3

vytex

Created by Nature. Recreated by Science.®

Vytex: An Adaptive Technology


Latex production
Malaysia/Thailand
India
Guatemala

VYSTAR CORPORATION

Created by Nature. Recreated by Science.®

The Accomplishments and Future of Vystar

SEC Reporting Company	- SEC Clearance OTC BB: VYST (August 2009) - FINRA Clearance (September 2009) - Penson Approval (October 2009) - DTC Clearance (December 2009)

R & D Technical Regulatory	- Product Expansion (Low Nitrosamine, PV Condom)
	- Reduce COGS
	- Advanced Material Testing
	- Clinical Studies: Peer Reviewed and Published
	- US FDA Expansion of Protein Claims
	    - 510(k) Condoms and Exam Gloves
	    - Lowest Protein Claim for Condoms on Market

Industry Leadership	- ASTM Category 5 - Global Participation in Key Industry Conferences

vytex

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Organizational Depth

Management Team

Extensive sales, marketing and advertising management experience B2B and B2C

Successful IPO and secondary offering experience

Broad regulatory and financial expertise

William R. Doyle, President/CEO

Sandra G. Parker, Executive Vice President, Business Development and Marketing

Matthew P. Clark, Vice President, Technical Sales

Linda S. Hammock, CPA, Acting Chief Financial Officer

Dawn E. Ely, JD, General Counsel and Chief Legal Officer

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Board of Directors

Broad experience in capital markets

Extensive experience in OTC trading

Community bank start-up expertise

Entrepreneurial success

Proven leadership across diverse markets and industries

William R. Doyle, President/CEO, Chairman of the Board

Directors

J. Douglas Craft, CEO, Medicraft, Inc.

Joseph C. Allegra, M.D., Founder/Owner, Diamond II Investments, Oncology Molecular Imaging, Pediatric Urgent Care

Mitsy Y. Mangum, WMS, RPC, Vice President, Investments, MidSouth Capital

W. Dean Waters, Senior Vice President, Commerce Street Capital

Seth Goldberg, JD, Partner, Steptoe & Johnson (Advisor to Board)

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Advisors

Extensive raw materials research and development

Known expertise on natural rubber latex

Active management P&L responsibilities and purchasing influence

Noted clinical authors and speakers

Technical

Catharine C. Calkins-Burke, Ph.D
Ranjit K. Matthan, Ph.D, KA Prevulcanised P Ltd.
Mark C. Swanson, Quan-Tec Air, Inc.; formerly Mayo Foundation
Michael Dochniak, Jasmine Elastomerics
Selvaraj V M Muthuraja, Stratoshift Technologies, Sdn Bhd

Clinical

Sinoma Brown, RN, formerly Shands at University of Florida
Larry Creech, RN, Carillon Clinic
Susan Jones, RN, UCLA Medical Center
Margaret Meeker, RN, formerly Ohio State University Medical Center
Parker Lee, formerly CEO, Ansell Medical Products, Ansell Ltd.

vytex

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Market Pricing Trends


Centrifuged Latex "CENTEX" vs. Ribbed Smoked Sheets No. 3
RSS1 was changed to RSS3 starting September 2006
U.S. CENTS PER TSC POUND - FOB U.S.
195
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115
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55
45
35
25
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NOV
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MAR
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SEP
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MAR
MAY
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SEP
NOV
JAN
MAR
MAY
JUL
SEP
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2007
2008
2009

vystar CORPORATION

Created by Nature. Recreated by Science.®



Financial Projections

THE FOLLOWING PROJECTIONS ARE FORWARD-LOOKING STATEMENTS. WE MAY NOT ACTUALLY ACHIEVE THE PROJECTIONS DISCLOSED AND YOU SHOULD NOT PLACE UNDUE RELIANCE UPON SUCH FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM SUCH PROJECTIONS. IN OUR PRIVATE PLACEMENT MEMORANDUM DATED OCTOBER 28, 2009, WE HAVE INCLUDED IMPORTANT FACTORS IN THE “RISK FACTORS” SECTION OF THE MEMORANDUM THAT WE BELIEVE COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE PROJECTIONS THAT WE MAKE. OUR FORWARD-LOOKING STATEMENTS DO NOT REFLECT THE POTENTIAL IMPACT OF ANY FUTURE ACQUISITIONS, MERGERS, DISPOSITIONS, JOINT VENTURES OR INVESTMENTS WE MAY MAKE.

YOU SHOULD READ OUR PRIVATE PLACEMENT MEMORANDUM COMPLETELY AND WITH THE UNDERSTANDING THAT OUR ACTUAL FUTURE RESULTS MAY BE MATERIALLY DIFFERENT FROM WHAT WE EXPECT. WE DO NOT ASSUME ANY OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW.

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2009 Projections

Vystar Corporation
FY 2009
(in 000's)

	Actual Results			Projected	
	Q1	Q2	Q3	Q4	Total
Net Product Sales	$ 11	$ 1	$ 6	$ 32	$ 50
Licensing Revenue	-	-	-	-	-
Total Net Revenue	11	1	6	32	50
Gross Margin - Product	3	(1)	-	6	8
Gross Margin - Licensing	-	-	-	-	-
Operating expenses	511	560	485	474	2,030
Net Income (Loss)	$ (508)	$ (561)	$ (485)	$ (468)	$ (2,022)
Cash Balance, End of Period	$ 1,253	$ 1,345	$ 722	$ 780	$ 780
Sales, in tonnes:	3.5	0.5	2.7	19.0	25.7
Product Sales	3.5	0.5	2.7	19.0	25.7
Licensing Sales	-	-	-	-	-

vystar CORPORATION

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2010 Projections

Vystar Corporation
FY 2010
(in 000's)

	Projected Results				
	Q1	Q2	Q3	Q4	Total
Net Product Sales	$ 210	$ 395	$ 1,949	$ 3,929	$ 6,483
Licensing Revenue	11	81	172	237	501
Total Net Revenue	221	476	2,121	4,166	6,984
Gross Margin - Product	50	105	525	1,059	1,739
Gross Margin - Licensing	11	81	172	237	501
Operating expenses	640	654	620	597	2,511
Net Income (Loss)	$ (579)	$ (468)	$ 77	$ 699	$ (271)
Cash Balance, End of Period	$ 1,965	$ 1,789	$ 936	$ 1,264	$ 1,264
Sales, in tonnes:	115.0	303.0	1,174.0	2,210.0	3,802.0
Product Sales	100.0	188.0	928.0	1,871.0	3,087.0
Licensing Sales	15.0	115.0	246.0	339.0	715.0

vystar CORPORATION

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2011 Projections

Vystar Corporation
FY 2011
(in 000's)

	Projected Results				
	Q1	Q2	Q3	Q4	Total
Net Product Sales	$ 4,326	$ 4,717	$ 5,893	$ 6,044	$ 20,980
Licensing Revenue	358	578	840	1,207	2,983
Total Net Revenue	4,684	5,295	6,733	7,251	23,963
Gross Margin - Product	1,164	1,267	1,583	1,620	5,634
Gross Margin - Licensing	358	578	840	1,207	2,983
Operating expenses	857	801	772	783	3,213
Net Income (Loss)	$ 665	$ 1,044	$ 1,651	$ 2,044	$ 5,404
Cash Balance, End of Period	$ 1,766	$ 2,576	$ 3,821	$ 5,727	$ 5,727
Sales, in tonnes:	2,571.0	3,071.0	4,006.0	4,603.0	14,251.0
Product Sales	2,060.0	2,246.0	2,806.0	2,878.0	9,990.0
Licensing Sales	511.0	825.0	1,200.0	1,725.0	4,261.0

vystar CORPORATION

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Vystar Offering (Refer to PPM)

Total Shares Outstanding	Offering	Price
12,787,274	Up to 1,000,000 Shares of Common Stock and Warrants to Purchase up to 1,000,000 Shares of Common Stock	Offering Price $2.00 per Share Total: $2,000,000 Warrants 500,000 at $1.50/share Exercisable within 12 months 500,000 at $3.25/share Exercisable within 24 months

vystar CORPORATION

vytex

Created by Nature. Recreated by Science.®

Why Invest in Vystar?

Large Global Market	Address Allergenicity Concerns	Green Footprint	FDA 510(k) Clearances
40,000 products made with natural rubber latex $2.6B market Fully Commercialized	Virtually undetectable levels of antigenic protein Endorsed by American Latex Allergy Association	All natural, renewable resource Biodegradable No VOCs No known human carcinogens	Highly prized 510(k) clearance for lowest antigenic protein claim on market

vystar CORPORATION